PIMCO Variable Insurance Trust

Supplement dated June 15, 2022 to the Advisor Class and Class M Prospectus, the PIMCO

Balanced Allocation Portfolio Advisor Class Prospectus, and the Statement of Additional

Information, each dated April 29, 2022, each as supplemented from time to time

Disclosure Related to Advisor Class Shares of the

PIMCO Balanced Allocation Portfolio (the “Share Class”)

As of the date of this supplement, the Share Class is not operational and has been terminated. If you have any questions regarding the termination of the Share Class, please contact the Trust at 1-800-927-4648.

Investors Should Retain This Supplement For Future Reference

PVIT_SUPP1_061522